Exhibit 10.3

EXECUTION COPY

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated November 15, 2006, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of MORGAN STANLEY & CO. INCORPORATED (“MS&Co”), as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, Collect Acquisition Corp., a Pennsylvania corporation (“Collect”), NCO Financial Systems, Inc., a Pennsylvania corporation (together with Collect, the “Borrower”), Collect Holdings, Inc., a Delaware corporation (the “Parent”) and the Subsidiary Guarantors party thereto have entered into a Credit Agreement dated as of November 15, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with Morgan Stanley Senior Funding, Inc. (“MSSF”), as Administrative Agent, MS&Co, as Collateral Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

WHEREAS, as a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated November 15, 2006 made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

the patents and patent applications set forth in Schedule A hereto (the “Patents”);

the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications, or any trademark registrations issuing therefrom, under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents and the Secured Hedge Agreements, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents or the Secured Hedge Agreements but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

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SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

COLLECT ACQUISITION CORP.

By	/s/ Daniel J. Selmonosky
Name:	Daniel J. Selmonosky
Title:	President and Treasurer

NCO FINANCIAL SYSTEMS, INC.

By	/s/ Michael J. Barrist
Name:	Michael J. Barrist
Title:	Chairman and President

Intellectual Property Security Agreement

Address for Notices: 320 Park Avenue, 18th Floor New York, NY 10022	COLLECT HOLDINGS, INC.
	By	/s/ Michael J. Barrist
	Name:	Michael J. Barrist
	Title:	Chairman, President and CEO

Address for Notices: 507 Prudential Road Horsham, PA 19044	NCO GROUP, INC.
	By	/s/ Michael J. Barrist
	Name:	Michael J. Barrist
	Title:	Chairman, President and CEO

Address for Notices: 1201 Market Street, Suite 800 Wilmington, DE 19801

AC FINANCIAL SERVICES, INC.

ALW INVESTMENT COMPANY, INC.

FCA FUNDING, INC.

NCOCRM FUNDING, INC.

NCO FUNDING, INC.

NCO HOLDINGS, INC.

NCO PORTFOLIO MANAGEMENT, INC.

NCOP FINANCING, INC.

NCO GROUP INTERNATIONAL, INC.

	By	/s/ Gail Susan Ball
	Name:	Gail Ball
	Title:	Vice President and Treasurer of each of the above entities on behalf of each of the above entities

Address for Notices: 507 Prudential Road Horsham, PA 19044	RMH TELESERVICES ASIA PACIFIC, INC.
	By	/s/ Gail Susan Ball
	Name:	Gail Ball
	Title:	Vice President and Treasurer

Intellectual Property Security Agreement

Address for Notices: Hughes Center, Suite 170 3763 Howard Hughes Parkway Las Vegas, NV 89109	NCOP NEVADA HOLDINGS, INC. NCOP/MARLIN, INC. NCOP STRATEGIC PARTNERSHIP, INC. NCOP I, INC. NCOP II, INC. NCOP III, INC. NCOP IV, INC. NCOP V, INC. NCOP VI, INC. NCOP VII, INC. NCOP VIII, LLC

	By	/s/ Michael B. Meringolo
	Name:	Michael B. Meringolo
	Title:	Vice President and Assistant Secretary of each of the above entities on behalf of each of the above entities

Address for Notices: 1804 Washington Blvd., Dept. 200 Baltimore, MD 21230	NCOP SERVICES, INC.
	By	/s/ Michael B. Meringolo
	Name:	Michael B. Meringolo
	Title:	Vice President and Assistant Secretary

Address for Notices: 507 Prudential Road Horsham, PA 19044	COMPASS INTERNATIONAL SERVICES CORPORATION NCO CUSTOMER MANAGEMENT, INC. NCO TELESERVICES, INC.

	By	/s/ Michael J. Barrist
	Name:	Michael J. Barrist
	Title:	CEO and President of each of the above entities on behalf of each of the above entities

Intellectual Property Security Agreement

Address for Notices: 507 Prudential Road Horsham, PA 19044	JDR HOLDINGS, INC.
	By	/s/ Michael J. Barrist
	Name:	Michael J. Barrist
	Title:	President

Address for Notices: 5100 Peachtree Industrial Blvd. Norcross, GA 30071	NCO ACI HOLDINGS, INC.
	By	/s/ Michael J. Barrist
	Name:	Michael J. Barrist
	Title:	CEO and President

Address for Notices: 500 North Franklin Turnpike Ramsey, NJ 07446	COMPASS TELESERVICES, INC.
	By	/s/ Michael J. Barrist
	Name:	Michael J. Barrist
	Title:	President

Address for Notices: Hughes Center, Suite 170 3763 Howard Hughes Parkway Las Vegas, NV 89109	NCOP CAPITAL RESOURCE, LLC
	By	/s/ Michael J. Barrist
	Name:	Michael J. Barrist
	Title:	CEO and President

Address for Notices: 507 Prudential Road Horsham, PA 19044	NCO SUPPORT SERVICES, LLC By: NCO Financial Systems, Inc., as Sole Member

	By	/s/ Michael J. Barrist
	Name:	Michael J. Barrist
	Title:	CEO and President

Address for Notices: 507 Prudential Road Horsham, PA 19044	FCA LEASING, INC.
	By	/s/ Robert DiSante
	Name:	Robert DiSante
	Title:	President

Intellectual Property Security Agreement

Address for Notices: 5110 Peachtree Industrial Blvd. Norcross, GA 30071	ASSETCARE, INC.
	By	/s/ Joshua Gindin
	Name:	Joshua Gindin
	Title:	President and Secretary

Intellectual Property Security Agreement

The undersigned hereby confirms that, as a result of its merger with Collect Acquisition Corp., it hereby assumes all of the rights and obligations of Collect Acquisition Corp. under this Agreement (in furtherance of, and not in lieu of, any assumption or deemed assumption by operation of law) and hereby agrees to be joined to this agreement as a Grantor.

NCO GROUP, INC.

By	/s/ Michael J. Barrist
Name:	Michael J. Barrist
Title:	Chairman, President and CEO

Intellectual Property Security Agreement

The following schedules are omitted. NCO Group, Inc. agrees to furnish supplementally a copy of such schedules to the Securities and Exchange Commission upon request.

Schedules

Schedule A	—	Patents
Schedule B	—	Trademarks
Schedule C	—	Copyrights

Intellectual Property Security Agreement